Accounts Receivable	12 Months Ended
Dec. 31, 2022
Receivables [Abstract]
Accounts receivable [Text Block]
5. Accounts Receivable
We sell our products primarily to other industrial concerns in the petrochemical and refining industries. We perform ongoing credit evaluations of our customers’ financial condition and, in certain circumstances, require letters of credit or corporate guarantees from them. Our Accounts receivable are reflected in the Consolidated Balance Sheets net of allowance for credit losses of $6 million in each of the years ended December 31, 2022 and 2021. We recorded allowance for credit losses for receivables, which are reflected in the Consolidated Statements of Income, however, such amounts were immaterial for each of the years ended December 31, 2022, 2021 and 2020.